PREFERRED INCOME MANAGEMENT FUND
INCORPORATED

Dear Shareholder:

    The Preferred Income Management Fund had good results in its fiscal first half ended May 31, 1997, despite market conditions that were generally difficult for bond investors. Total return on net asset value ("NAV") was 5.1% for the six months. The return on market price was 5.7%. This was slightly better as the discount of NAV from market narrowed further to approximately 3.9% at the end of our first half.

    The Preferred Income Management Fund is intended to be an alternative to higher quality bond funds for investors who want less exposure to fluctuating interest rates than is normally associated with fixed income investments. As the following table shows, it has proven to be a very good alternative. The Fund has outperformed, over time, almost all the funds in a group of up to 60 higher quality closed-end bond funds compiled by Lipper Analytical Services, Inc.

                                     TOTAL RETURNS EARNED ON NET ASSET VALUE
                                              THROUGH MAY 31, 1997

                                                                           ONE YEAR      TWO YEARS     FOUR YEARS
                                                                        -----------  -------------  -------------
PREFERRED INCOME MANAGEMENT FUND                                             16.1%          13.9%          11.3%
RANK VS. HIGHER QUALITY BOND FUNDS                                        #3 OF 60       #3 OF 60       #1 OF 53

  Source: Lipper Analytical Services, Inc. The comparison group includes all U.S. Government bond, mortgage bond and term trust, and investment grade bond funds in Lipper's closed-end fund database.

    The Fund's performance has been aided recently by a bit of a tail wind. There has been a steady stream of redemptions of traditional preferred stocks, motivated by the tax benefits to issuers of refinancing with new forms of hybrid preferreds. As a result, preferred stocks eligible for the Dividends Received Deduction ("DRD") have become increasingly scarce, and their prices have been quite firm. Such issues make up the bulk of the Fund's portfolio.

    As the prices of preferred stocks eligible for the DRD strengthened, we whittled down the Fund's holdings of such issues. The net reduction was focused on fixed rate preferreds, which now account for 47% of the portfolio, down from 67% the year before. Adjustable rate preferreds ("ARPs"), which seemed rather cheap at times last year, were increased to approximately 32% of the portfolio, compared to 25% twelve months earlier. This was a good move since ARPs proved to be the Fund's star performers.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO COMPOSITION AS OF
5/31/97
Adjustable Rates                    32%
Non-DRD Preferreds                  17%
Traditional Fixed Rates             47%
Cash & Other                         4%

    The cash from the net sales of preferreds eligible for the DRD was used to increase the Fund's holdings of hybrid preferreds to approximately 17% of the portfolio, compared to 3% last year at this time. Most of the increase has occurred since the Federal Reserve Board's approval last October of the issuance of hybrids by banks. A surge of new issues of hybrids resulted from that action, which has produced more attractive yields for investors.

    The Question and Answer section that follows this letter goes into greater detail concerning the scarcity of traditional preferreds and the expanded role of hybrid preferreds in the Fund's portfolio.

    The uncertainty about the tax laws that has been hanging over the preferred stock market may be starting to clear up a bit. As previously discussed in these letters, the Clinton Administration has proposed reducing and otherwise curtailing the DRD and also restricting hybrid preferreds in a number of ways. The recent budget agreement appears to put much of the responsibility for the details of the necessary tax legislation back in the hands of Congress. We are encouraged that the tax bill unveiled this June by the Chairman of the House Committee on Ways & Means does not contain any of the proposals that we previously found most disturbing. Just remember, in Washington, "It ain't over 'til it's over."

    On balance, the Fund's hedges have slightly reduced the returns earned in the current fiscal year to date. Although interest rates are up since the start of the year, they have not increased far enough or fast enough to overcome the cost of the hedge. The hedges did, however, help the stability of NAV as interest rates bounced around. This is similar to an insurance policy that costs you money but helps you sleep better.

    Although many of our shareholders participate in the Fund's Dividend Reinvestment Plan, unceremoniously labeled the "DRIP," we suspect there are others who may have overlooked this opportunity. The DRIP allows shareholders to acquire additional shares of the Fund on a regular basis at very economical transaction costs and, in the current market, a discount from NAV. (See pages 21-22 of this report for a detailed description of the DRIP.) Information about the plan is available through the Fund's Shareholder Servicing Agent, First Data Investor Services Group, Inc. at 1-800-331-1710.

                                          Sincerely,

                                                    [SIG]

                                          Robert T. Flaherty
                                          CHAIRMAN OF THE BOARD

June 10, 1997

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                                       QUESTION & ANSWER SECTION
                                                        MAY 31, 1997 (UNAUDITED)
                                 -----------------------------------------------

HOW LONG WILL THE SCARCITY OF TRADITIONAL PREFERRED STOCKS LAST?

    We do not buy the notion that traditional preferreds, which are eligible for the Dividends Received Deduction (the "DRD"), will be totally replaced by hybrid preferreds. Ultimately, the two types of preferreds should coexist in the market place. As the saying goes, it's just a matter of price.

    The current wave of redemptions of DRD eligible traditional preferreds has a lot of momentum. There are many such preferreds with dividend rates above current market levels that become redeemable for the first time this year. Many of the issuers of those traditional preferreds have already come to market with new hybrid preferreds for the obvious purpose of refinancing in advance their DRD eligible issues. Because of this, the scarcity of traditional preferreds will continue for a while and may become even more pronounced in the months ahead.

    On a more basic level, the incentive, including tax benefits, for corporations to issue hybrids instead of traditional preferreds is gradually declining. The cost of financing with traditional preferreds has gotten noticeably cheaper, reflecting stronger prices and lower yields relative to hybrids. Furthermore, regulatory and credit rating considerations may encourage companies that already have several issues of hybrids outstanding to consider financing again with traditional preferreds in the future. Of course, we are assuming no dramatic change in the tax laws.

    It will take time for this situation to shake out completely. New issue activity in traditional preferreds may recover slowly, but it is difficult to see in the next year or two any net growth in this sector after retirements. We expect the prices of traditional preferreds to remain well above what used to be "normal" as long as the hybrid market is thriving.

WILL THE SCARCITY CAUSE TRADITIONAL PREFERREDS TO CONTINUE OVERPERFORMING
  HYBRIDS?

    There are limits to everything, even "overperformance" by traditional preferreds. For a higher rate issue, the price at which it can be redeemed by the issuer, either now or in the near future, is clearly a barrier on the upside. Similarly, even a traditional preferred that has a lower dividend rate or is not redeemable in the near future will eventually lose steam on the upside. Potentially, the highest bidder for such an issue is the issuer itself through a stock buyback program. Corporate investors could lose interest in supporting the market before that happened, however, if the market price rose enough to discount fully the tax advantage of the DRD. At that point, they would then be indifferent between owning the traditional preferred or a hybrid.

    The potential performance of traditional preferreds varies from case to case. We have our eyes on the limits described above, even though many issues have not yet reached them.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
QUESTION & ANSWER SECTION (CONTINUED)
MAY 31, 1997 (UNAUDITED)
-----------------------------------------------

HAS THE FUND'S STRATEGY ON HYBRID PREFERREDS CHANGED?

    Market conditions have been changing rapidly, and our strategy on hybrids has evolved in response to those changes.

    When hybrids were first introduced over three years ago, it was easy. As a new gimmick, hybrids were relatively fully priced, and their yields were not very tempting. We saw a possible "creeping scarcity" of preferreds eligible for the DRD, which made traditional preferreds that much more attractive. Zero seemed like the right amount of dollars to put into hybrids, and that proved to be a very good decision.

    A little over a year ago, hybrids became more interesting. They were coming to market so rapidly that bursts of new issues occasionally offered investors quite attractive yields. The hybrids purchased by the Fund proved to be only trading opportunities that were typically sold as soon as the market snapped back. Because of their increasing scarcity, traditional preferreds still seemed like the best place to be. That was another good decision.

    An important "mid-course adjustment" occurred after the Federal Reserve Board determined last October that, subject to certain limitations, banks could issue hybrids to satisfy their capital requirements. In the months that followed, there was a flood of new issues of hybrids that pushed their yields up to and, in some cases, above the point where they were fully competitive with other sectors of the fixed income markets. We steadily built the Fund's position up to about 17% of the portfolio, trading actively along the way the hybrids that were held. That is where the Fund stands now, and it looks like another good decision so far.

IS THE FUND LIKELY TO MOVE FURTHER INTO HYBRID PREFERREDS?

    The Fund may very well buy more hybrids. It will depend on market conditions. Ideally, we would like to squeeze the last drop of overperformance out of the Fund's holdings of traditional preferreds. However, we will take advantage of better opportunities in hybrids whenever they come along. In short, we will continue to be comparison shoppers. Some things never change!

HOW DOES THE INCREASE IN THE FUND'S POSITION IN HYBRIDS AFFECT THE PORTION OF
  THE FUND'S OWN DIVIDENDS THAT QUALIFIES FOR THE DIVIDENDS RECEIVED DEDUCTION?

    It appears as though increasing the Fund's position in hybrids has not had significant tax consequences up to this point, although the exact numbers will not be known until the end of the fiscal year on November 30th. This favorable outcome stems from the intricacies of the tax laws that permit the Fund to deduct all its expenses against income that is not eligible for the DRD, such as income from hybrids. However, adding further to our holdings of hybrids probably would reduce the percentage of the Fund's dividends eligible for the DRD.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                           QUESTION & ANSWER SECTION (CONTINUED)
                                                        MAY 31, 1997 (UNAUDITED)
                                 -----------------------------------------------

    Although the Fund is no longer managed with a view to maximizing income eligible for the DRD, the DRD is still important. To the extent that our distributions do not fully qualify for the DRD, we must make extra "gross up" payments to the holders of the Money Market Cumulative Preferred-TM- Stock that provides the Fund's leverage. In addition, the DRD increases the appeal of the Fund's shares to corporate investors and broadens the market for our stock, which helps all shareholders.

    As a rule of thumb, if a traditional DRD eligible preferred is attractive to corporate investors generally, the Fund will probably be able to make money on it and get some advantage from the DRD also. If it is not attractive to corporate holders, who are typically the investors willing to pay the best price, the Fund probably should not own it either.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
---------------------------------------

                                                                                                              DIVIDEND
                                                                    DIVIDEND     NET ASSET       NYSE       REINVESTMENT
                                                                      PAID         VALUE     CLOSING PRICE    PRICE (1)
                                                                   -----------  -----------  -------------  -------------
December 31, 1996................................................   $   0.140    $   15.07    $    14.625     $   14.73
January 31, 1997.................................................       0.087        14.94         14.250         14.37
February 28, 1997................................................       0.087        15.21         14.625         14.70
March 31, 1997...................................................       0.087        15.40         14.750         14.78
April 30, 1997...................................................       0.087        15.30         14.625         14.66
May 31, 1997.....................................................       0.087        15.48         14.875         14.93

------------------------

(1) See ADDITIONAL INFORMATION; Dividend Reinvestment and Cash Purchase Plan on pages 21 and 22 of this report.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
PORTFOLIO OF INVESTMENTS
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------

                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------
PREFERRED STOCKS AND SECURITIES -- 94.3%
  ADJUSTABLE RATE PREFERRED STOCKS -- 32.4%
      UTILITIES -- 6.0%
   20,000  Alabama Power Company,
             Series 1993, Adj. Rate Pfd....  $   471,250
   21,840  Arizona Public Service Company,
             Series Q, Adj. Rate Pfd.......    2,052,960
   23,600  Georgia Power Company, Series
             1993-2 L, Adj. Rate Pfd.......      569,350
   17,417  Illinois Power Company,
             Series A, Adj. Rate Pfd.......      775,057
  103,500  New York State Electric & Gas
             Corporation,
             Series B, Adj. Rate Pfd.......    2,445,187
  180,000  Niagara Mohawk Power
             Corporation, Series B, Adj.
             Rate Pfd......................    4,342,500
           Northern States Power Company:
   10,400    Series A, Adj. Rate Pfd.......      985,400
    6,000    Series B, Adj. Rate Pfd.......      568,500
   51,275  Puget Sound Power & Light
             Company, Series B, Adj. Rate
             Pfd...........................    1,227,395
                                             -----------
           TOTAL UTILITY ADJUSTABLE RATE
            PREFERRED STOCKS...............   13,437,599
                                             -----------
      BANKING -- 26.4%
           BankAmerica Corporation:
   14,361    Series A, Adj. Rate Pfd.......      709,972
   68,700    Series B, Adj. Rate Pfd.......    6,513,619
           BankBoston Corporation:
   14,100    Series A, Adj. Rate Pfd.......      651,244
  105,553    Series B, Adj. Rate Pfd.......    4,895,020
   42,615    Series C, Adj. Rate Pfd.......    3,622,275
  250,200  Bankers Trust New York
             Corporation, Series Q, Adj.
             Rate Pfd......................    5,957,887
           Chase Manhattan Corporation:
   46,400    Series L, Adj. Rate Pfd.......    4,593,600
   19,200    Series N, Adj. Rate Pfd.......      482,400
           Citicorp:
   95,464    Second Series, Adj. Rate
             Pfd...........................    9,057,147
    1,700    Third Series, Adj. Rate
             Pfd...........................      169,575
   75,300    Series 18, Adj. Rate Pfd......    1,873,087
   39,700    Series 19, Adj. Rate Pfd......      990,019

                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  ADJUSTABLE RATE PREFERRED STOCKS (CONTINUED)
      BANKING (CONTINUED)
           First Chicago NBD:
   66,000    Series B, Adj. Rate Pfd.......  $ 6,237,000
   17,400    Series C, Adj. Rate Pfd.......    1,692,150
  135,400  MBNA Corporation,
             Series B, Adj. Rate Pfd.......    3,664,262
   45,200  Morgan (J.P.) & Company Inc.,
             Series A, Adj. Rate Pfd.......    3,593,400
  105,750  Republic New York Corporation,
             Series D, Adj. Rate Pfd.......    2,617,312
   36,000  Wells Fargo & Company,
             Series B, Adj. Rate Pfd.......    1,651,500
                                             -----------
           TOTAL BANKING ADJUSTABLE RATE
            PREFERRED STOCKS...............   58,971,469
                                             -----------
           TOTAL ADJUSTABLE RATE PREFERRED
            STOCKS.........................   72,409,068
                                             -----------

  FIXED RATE PREFERRED STOCKS AND SECURITIES -- 61.9%
      UTILITIES -- 40.5%
           Alabama Power Company:
  140,000    7.375% TOPRS..................    3,419,500
   48,700    7.60% TOPRS...................    1,199,238
  139,800    Class A, 6.40% Pfd............    3,428,595
   45,018    Series 1992-2, 7.60% Pfd......    1,126,013
   65,000  Appalachian Power Company,
             Series A, 8.25% TOPRS.........    1,641,250
           Arizona Public Service Company:
      510    $2.36 Pfd.....................       17,404
    1,350    $2.40 Pfd.....................       46,744
   15,450    Series W, 7.25% Pfd...........      393,009
           Baltimore Gas & Electric
             Company:
   46,200    Series 1993, 6.70% Pfd........    4,804,800
   35,750    Series 1995, 6.99% Pfd........    3,847,594
    7,500  Boston Edison Company,
             4.78% Pfd.....................      512,812
   18,000  Columbus Southern Power Company,
             Series B, 7.92% Pfd...........      445,050
    5,315  Commonwealth Edison Company,
             $8.40 Pfd.....................      544,787

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 1997 (UNAUDITED)
                              --------------------------------------------------

                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
      UTILITIES (CONTINUED)
   10,000  Consolidated Edison Company
             of New York,
             Series A, 7.75% QUIPS.........  $   248,750
           Consumers Power Company:
    2,610    $4.16 Pfd.....................      141,919
   26,198    Class A, 8.32% Pfd............      684,423
    2,850    Series G, $7.76 Pfd...........      286,069
   60,000  CPL Capital,
             Series A, 8.00% QUIPS.........    1,522,500
   22,300  Detroit Edison Company,
             7.75% Pfd.....................      575,619
           Duke Power Company:
   25,100    Series C, 4.50% Pfd...........    1,778,962
    6,000    Series R, 7.50% Pfd...........      629,250
   20,000    Series S, 7.85% Pfd...........    2,180,000
   13,155    Series W, 7.00% Pfd...........    1,404,296
    4,000    Series X, 6.75% Sinking Fund
             Pfd...........................      416,500
    9,345    Series Y, 7.04% Pfd...........    1,001,083
   50,450  Duquesne Capital,
             Series A, 8.375% MIPS.........    1,273,863
   87,650  El Paso, Tennessee Pipeline
             Company, Series A, 8.25%
             Pfd...........................    4,798,838
           Florida Power & Light Company:
    5,000    Series E, 4.35% Pfd...........      333,750
   30,600    Series S, 6.98% Pfd...........    3,251,250
   15,800    Series T, 7.05% Pfd...........    1,692,575
   12,500  Georgia Power,
             7.60% TOPRS...................      309,062
   12,500  Hawaiian Electric Industries,
             8.36% TOPRS...................      315,625
   10,000  Jersey Central Power & Light
             Company, Series K, 7.52%
             Sinking Fund Pfd..............    1,046,250
    3,640  Kansas City Power & Light
             Company, 4.50% Pfd............      248,885
           Mississippi Power Company:
    1,400    7.00% Pfd.....................      143,675
   25,000    7.25% Pfd.....................      635,937
    8,500  Monongahela Power Company,
             Series L, $7.73 Pfd...........      922,250
                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
      UTILITIES (CONTINUED)
           Montana Power Capital:
    5,100    $6.875 Pfd....................  $   533,587
   52,000    Series A, 8.45% QUIPS.........    1,332,500
    6,000  New York State Electric & Gas
             Corporation,
             6.48% Pfd.....................      586,500
           Niagara Mohawk Power
             Corporation:
   12,600    4.10% Pfd.....................      626,850
   27,800    7.85% Sinking Fund Pfd........      698,475
   23,150    9.50% Pfd.....................      604,794
           Ohio Edison Company:
    2,700    4.44% Pfd.....................      149,850
    8,000    4.56% Pfd.....................      450,000
   28,320  Ohio Power Company,
             Series B, 7.92% QUIPS.........      700,212
    4,000  Pacificorp,
             7.48% Sinking Fund Pfd........      433,000
           PECO Energy Company:
   42,365    $3.80 Pfd.....................    2,361,849
   20,190    $4.30 Pfd.....................    1,274,494
   34,300  Pennsylvania Power Company,
             7.75% Pfd.....................    3,237,063
           PSI Energy, Inc.:
    4,250    6.875% Pfd....................      444,656
  156,040    7.44% Pfd.....................    3,988,773
           Puget Sound Power & Light
             Company:
   53,950    7.75% Sinking Fund Pfd........    5,691,725
   37,500    Series II, 7.45% Pfd..........    1,007,812
    9,960  Rochester Gas & Electric
             Corporation, Series I, 4.75%
             Pfd...........................      669,810
   25,250  San Diego Gas & Electric
             Company, 6.80% Pfd............      661,234
   43,000  Sierra Pacific Capital,
             8.60% TOPRS...................    1,115,313
    8,150  South Carolina Electric & Gas,
             6.52% Pfd.....................      851,675
   18,566  Southern California Gas Company,
             7.75% Pfd.....................      478,075
  157,965  Swepco Capital,
             Series A, 7.875% TOPRS........    3,953,074

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------

                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
      UTILITIES (CONTINUED)
           Transcanada Pipeline Ltd.:
  123,300    8.50% COPRS...................  $ 3,198,094
  120,000    8.75% TOPRS...................    3,187,500
           TU Capital:
    6,200    Series M, 8.25% TOPRS.........      157,325
   14,000    Series N, 9.00% TOPRS.........      364,000
   21,200  Union Electric Company,
             $7.64 Pfd.....................    2,302,850
   20,100  Virginia Electric & Power
             Company, $6.98 Pfd............    2,133,113
                                             -----------
           TOTAL UTILITY FIXED RATE
            PREFERRED STOCKS AND
            SECURITIES.....................   90,462,330
                                             -----------
      BANKING -- 7.9%
    3,000  ABN Amro North America, 6.59%
             Capital Security, 144A**......    3,007,500
   35,574  Ahmanson (H.F.) & Company,
             Series C, 8.40% Pfd...........      913,807
1,400,000  Bank of New York Capital,
             7.78% Capital Security,
             144A**........................    1,359,925
           Bankers Trust New York
             Corporation:
   21,000    Series O, 7.625% Pfd..........      539,437
2,000,000    Series B1, 7.90% Capital
             Security, 144A**..............    1,960,000
  116,450  Chase Manhattan Corporation,
             Series C, 10.84% Pfd..........    3,660,897
           Fleet Financial Group, Inc.:
   42,700    Series VI, 6.75% Pfd..........    2,284,450
   32,100    Series E, 9.35% Pfd...........      900,806
1,500,000  First Union Institutional,
             8.04% Capital Security,
             144A**........................    1,512,000
   18,812  Great Western Financial
             Corporation, 8.30% Pfd........      480,882
1,000,000  Summit Bancorp,
             8.40% Capital Security,
             144A**........................    1,033,500
                                             -----------
           TOTAL BANKING FIXED RATE
            PREFERRED STOCKS...............   17,653,204
                                             -----------
                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)

      FINANCIAL SERVICES -- 7.8%
  116,850  Household Institutional, Inc.,
             8.70% TOPRS...................  $ 3,096,525
  115,000  Lehman Brothers Holdings Inc.,
             5.00% Conv. Pfd...............    3,291,875
           Merrill Lynch & Company, Inc.:
   30,000    7.75% TOPRS...................      749,250
   83,500    8.00% TOPRS...................    2,118,812
  139,200    Series A, 9.00% Pfd...........    4,236,900
   55,600  Morgan Stanley Group Inc.,
             7.75% Pfd.....................    3,002,400
       10  Prudential Management,
             6.30% PVT, Sinking Fund.......      890,000
                                             -----------
           TOTAL FINANCIAL SERVICES FIXED
            RATE PREFERRED STOCKS AND
            SECURITIES.....................   17,385,762
                                             -----------
      INDUSTRIAL -- 3.2%
   45,600  Coastal Corporation,
             Series H, $2.125 Pfd..........    1,165,650
  113,137  Ford Motor Company,
             Series B, 8.25% Pfd...........    3,146,623
   89,700  James River Corporation,
             Series O, 8.25% Pfd...........    2,281,744
    9,520  Viad Corporation,
             $4.75 Sinking Fund Pfd........      556,920
                                             -----------
           TOTAL INDUSTRIAL FIXED RATE
            PREFERRED STOCKS AND
            SECURITIES.....................    7,150,937
                                             -----------
      INSURANCE -- 2.5%
  143,400  AON Corporation,
             8.00% Pfd.....................    3,665,663
   70,181  Hartford Capital,
             Series B, 8.35% QUIPS.........    1,807,161
                                             -----------
           TOTAL INSURANCE FIXED RATE
            PREFERRED STOCKS AND
            SECURITIES.....................    5,472,824
                                             -----------
           TOTAL FIXED RATE PREFERRED
            STOCKS AND SECURITIES..........  138,125,057
                                             -----------
           TOTAL PREFERRED STOCKS AND
            SECURITIES
             (Cost $197,727,427)...........  210,534,125
                                             -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 1997 (UNAUDITED)
                              --------------------------------------------------

                                                VALUE
 SHARES                                       (NOTE 1)
---------                                    -----------
COMMON STOCKS -- 2.6%
      UTILITIES -- 2.6%
   60,000  Consolidated Edison Company
             of New York, Inc..............  $ 1,736,250
  177,900  Nevada Power Company............    3,635,831
   17,500  Rochester Gas & Electric........      348,906
                                             -----------
           TOTAL UTILITY COMMON STOCKS
             (Cost $5,968,425).............    5,720,987
                                             -----------
MISCELLANEOUS SECURITIES -- 0.4% (Cost $1,296,057)
           Put Options on U.S. Treasury
             Bond Futures..................      978,225
                                             -----------

PRINCIPAL
 AMOUNT
---------
REPURCHASE AGREEMENT -- 1.4% (Cost $3,227,000)
$3,227,000 Agreement with UBS Securities
             Inc., 5.50% dated 5/30/97, to
             be repurchased at $3,228,479
             on 06/2/97, collateralized by
             $3,447,000 U.S. Treasury Note,
             5.875% due (value
             $3,227,528)...................    3,227,000
                                             -----------
TOTAL INVESTMENTS (Cost
  $208,218,909*)........................       98.7%   220,460,337
OTHER ASSETS AND LIABILITIES (NET)......        1.3      2,834,152
                                          ---------  -------------
NET ASSETS..............................      100.0% $ 223,294,489
                                          ---------  -------------
                                          ---------  -------------

----------------------------------
 * Aggregate cost for Federal tax purposes.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:

COPRS         --      Canadian Originated Preferred Securities (Note 7)
MIPS          --      Monthly Income Preferred Securities (Note 7)
QUIPS         --      Quarterly Income Preferred Securities (Note 7)
TOPRS         --      Trust Originated Preferred Securities (Note 7)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997 (UNAUDITED)
--------------------------------------------

ASSETS:
    Investments, at value (Cost $208,218,909) (Note 1)
      See accompanying schedule..................................               $ 220,460,337
    Cash.........................................................                         167
    Receivable for securities sold...............................                   3,343,946
    Dividends and interest receivable............................                   1,553,604
    Prepaid expenses.............................................                      81,763
    Unamortized organization costs (Note 6)......................                       9,950
                                                                                -------------
          Total Assets...........................................                 225,449,767
LIABILITIES:
    Payable for securities purchased.............................  $ 1,722,120
    Dividends payable............................................      210,941
    Investment advisory fee payable (Note 2).....................      114,647
    Accrued expenses and other payables..........................      107,570
                                                                   -----------
          Total Liabilities......................................                   2,155,278
                                                                                -------------
NET ASSETS.......................................................               $ 223,294,489
                                                                                -------------
                                                                                -------------
NET ASSETS CONSIST OF:
    Undistributed net investment income (Note 1).................               $     502,631
    Accumulated net realized gain on investments sold (Note 1)...                   3,631,584
    Unrealized appreciation of investments (Note 3)..............                  12,241,428
    Par value of Common Stock....................................                      94,167
    Paid-in capital in excess of par value of Common Stock.......                 129,324,679
    Money Market Cumulative Preferred-TM- Stock (Note 5).........                  77,500,000
                                                                                -------------
          Total Net Assets.......................................               $ 223,294,489
                                                                                -------------
                                                                                -------------
                                                                    PER SHARE
                                                                   -----------
NET ASSETS AVAILABLE TO:
    Money Market Cumulative Preferred-TM- Stock (775 shares
      outstanding) redemption value..............................  $100,000.00  $  77,500,000
    Accumulated undeclared dividends on Money Market
      Cumulative Preferred-TM- Stock.............................        36.25         28,094
                                                                   -----------  -------------
                                                                   $100,036.25     77,528,094
                                                                   -----------
                                                                   -----------
    Common Stock (9,416,743 shares outstanding)..................       $15.48    145,766,395
                                                                        ------   ------------
                                                                        ------
TOTAL NET ASSETS.................................................               $ 223,294,489
                                                                                -------------
                                                                                -------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                                         STATEMENT OF OPERATIONS
                               FOR THE SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
                              --------------------------------------------------

INVESTMENT INCOME:
    Dividends........................................................             $ 7,268,930
    Interest.........................................................                 237,170
                                                                                  -----------
          Total Investment Income....................................               7,506,100
EXPENSES:
    Investment advisory fee (Note 2).................................  $ 668,272
    Administration fee (Note 2)......................................    132,212
    Money Market Cumulative Preferred-TM- broker commissions
      and Auction Agent fees.........................................     97,958
    Legal and audit fees.............................................     74,324
    Insurance expense................................................     43,647
    Shareholder servicing agent fees (Note 2)........................     29,985
    Directors' fees and expenses (Note 2)............................     28,808
    Economic consulting fee (Note 2).................................     22,667
    Custodian fees (Note 2)..........................................     14,131
    Amortization of deferred organization costs (Note 6).............      6,300
    Other............................................................     13,719
                                                                       ---------
          Total Expenses.............................................               1,132,023
                                                                                  -----------
NET INVESTMENT INCOME................................................               6,374,077
                                                                                  -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
    Net realized gain on investments sold during the period..........               3,222,167
    Change in net unrealized appreciation/(depreciation) of
      investments
      during the period..............................................              (1,014,866)
                                                                                  -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS......................               2,207,301
                                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................             $ 8,581,378
                                                                                  -----------
                                                                                  -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------

                                                                             SIX MONTHS ENDED
                                                                               MAY 31, 1997         YEAR ENDED
                                                                               (UNAUDITED)       NOVEMBER 30, 1996
                                                                            ------------------  -------------------
OPERATIONS:
  Net investment income...................................................   $      6,374,077    $      13,260,133
  Net realized gain on investments sold during the period.................          3,222,167            6,954,782
  Change in net unrealized appreciation/(depreciation) of
    investments during the period.........................................         (1,014,866)            (178,786)
                                                                            ------------------  -------------------
    Net increase in net assets resulting from operations..................          8,581,378           20,036,129
DISTRIBUTIONS:
  Dividends paid from net investment income to Money Market
    Cumulative Preferred-TM- Stock Shareholders (Note 5)..................         (1,710,241)          (3,269,502)
  Distributions paid from net realized capital gains to Money Market
    Cumulative Preferred-TM- Stock Shareholders (Note 5)..................             (2,315)            (157,641)
  Dividends paid from net investment income to Common Stock
    Shareholders..........................................................         (4,934,305)          (9,595,715)
  Distributions paid from net realized capital gains to Common Stock
    Shareholders..........................................................           (480,383)          --
                                                                            ------------------  -------------------
NET INCREASE IN NET ASSETS FOR THE PERIOD.................................          1,454,134            7,013,271
NET ASSETS:
  Beginning of period.....................................................        221,840,355          214,827,084
                                                                            ------------------  -------------------
  End of period (including undistributed net investment
    income of $502,631 and $773,100, respectively)........................   $    223,294,489    $     221,840,355
                                                                            ------------------  -------------------
                                                                            ------------------  -------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                                            FINANCIAL HIGHLIGHTS
                          FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                        --------------------------------------------------------

    Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                             SIX MONTHS ENDED     YEAR ENDED      YEAR ENDED      YEAR
ENDED
                                                               MAY 31, 1997      NOVEMBER 30,    NOVEMBER 30,    NOVEMBER
30,
                                                               (UNAUDITED)           1996            1995            1994
                                                            ------------------  --------------  --------------  --------------
OPERATING PERFORMANCE:
Net asset value, beginning of period......................      $    15.31        $    14.54      $    12.22      $    14.36
                                                                ----------      --------------  --------------  --------------
Net investment income.....................................            0.68              1.41            1.39            1.40
Net realized and unrealized gain/(loss) on investments....            0.23              0.72            2.46           (1.94)
                                                                ----------      --------------  --------------  --------------
Net increase/(decrease) in net asset value resulting from
 investment operations....................................            0.91              2.13            3.85           (0.54)
Offering costs and MMP**** underwriting commisions charged
 to paid-in capital.......................................              --                --              --              --
DISTRIBUTIONS:
Dividends paid from net investment income to MMP****
 Shareholders.............................................           (0.18)            (0.34)          (0.36)          (0.28)
Distributions paid from net realized capital gains to
 MMP**** Shareholders.....................................           (0.00)#           (0.02)             --              --
Dividends paid from net investment income to Common Stock
 Shareholders.............................................           (0.52)            (1.02)          (1.15)          (1.09)
Distributions paid from net realized capital gains to
 Common Stock Shareholders................................           (0.05)               --              --           (0.20)
Distributions in excess of net realized capital gains to
 Common Stock Shareholders................................              --                --              --           (0.04)
Change in accumulated undeclared dividends on MMP****.....            0.01              0.02           (0.02)           0.01
                                                                ----------      --------------  --------------  --------------
Total distributions.......................................           (0.74)            (1.36)          (1.53)          (1.60)
                                                                ----------      --------------  --------------  --------------
Net asset value, end of period............................      $    15.48        $    15.31      $    14.54      $    12.22
                                                                ----------      --------------  --------------  --------------
                                                                ----------      --------------  --------------  --------------
Market value, end of period...............................      $   14.875        $   14.625      $   13.125      $   11.125
                                                                ----------      --------------  --------------  --------------
                                                                ----------      --------------  --------------  --------------
Total investment return based on net asset value***.......           5.13%            13.89%          30.38%           (5.79)%
                                                                ----------      --------------  --------------  --------------
                                                                ----------      --------------  --------------  --------------
Total investment return based on market value***..........           5.75%            20.50%          29.28%
(13.55)%
                                                                ----------      --------------  --------------  --------------
                                                                ----------      --------------  --------------  --------------
Net assets, end of period (in 000's)......................      $  223,294        $  221,840      $  212,827      $  192,795
                                                                ----------      --------------  --------------  --------------
                                                                ----------      --------------  --------------  --------------
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
 SHAREHOLDERS/SUPPLEMENTAL DATA:
  Net investment income...................................           6.67%**           7.44%           7.81%           8.35%
  Operating expenses......................................           1.58%**           1.84%           1.89%           1.91%
  Portfolio turnover rate.................................             34%               98%             93%            110%
EXPENSE RATIO TO TOTAL AVERAGE NET ASSETS
 (WHICH INCLUDES MMP****):
  Operating expenses......................................           1.02%**           1.17%           1.16%           1.18%

                                                              YEAR ENDED
                                                             NOVEMBER 30,
                                                                1993*
                                                            --------------
OPERATING PERFORMANCE:
Net asset value, beginning of period......................    $    13.95
                                                            --------------
Net investment income.....................................          0.83
Net realized and unrealized gain/(loss) on investments....          0.54
                                                            --------------
Net increase/(decrease) in net asset value resulting from
 investment operations....................................          1.37
Offering costs and MMP**** underwriting commisions charged
 to paid-in capital.......................................         (0.22)
DISTRIBUTIONS:
Dividends paid from net investment income to MMP****
 Shareholders.............................................         (0.09)
Distributions paid from net realized capital gains to
 MMP**** Shareholders.....................................         (0.01)
Dividends paid from net investment income to Common Stock
 Shareholders.............................................         (0.61)
Distributions paid from net realized capital gains to
 Common Stock Shareholders................................            --
Distributions in excess of net realized capital gains to
 Common Stock Shareholders................................            --
Change in accumulated undeclared dividends on MMP****.....         (0.03)
                                                            --------------
Total distributions.......................................         (0.74)
                                                            --------------
Net asset value, end of period............................    $    14.36
                                                            --------------
                                                            --------------
Market value, end of period...............................    $   14.250
                                                            --------------
                                                            --------------
Total investment return based on net asset value***.......         7.40%
                                                            --------------
                                                            --------------
Total investment return based on market value***..........         (0.89)%
                                                            --------------
                                                            --------------
Net assets, end of period (in 000's)......................    $  212,577
                                                            --------------
                                                            --------------
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
 SHAREHOLDERS/SUPPLEMENTAL DATA:
  Net investment income...................................         6.59%**
  Operating expenses......................................         1.66%**
  Portfolio turnover rate.................................          135%
EXPENSE RATIO TO TOTAL AVERAGE NET ASSETS
 (WHICH INCLUDES MMP****):
  Operating expenses......................................         1.15%**

----------------------------------
   * The Fund commenced operations on February 19, 1993.
  ** Annualized.
 *** Assumes reinvestment of distributions.
**** Money Market Cumulative Preferred-TM- Stock
  # Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------

    The table below sets out information with respect to Money Market Cumulative Preferred-TM- Stock currently outstanding.

                                                                                         INVOLUNTARY         AVERAGE
                                                                              ASSET      LIQUIDATING         MARKET
                                                           TOTAL SHARES     COVERAGE     PREFERENCE           VALUE
                                                            OUTSTANDING     PER SHARE   PER SHARE (1)  PER SHARE (1) &
(2)
                                                          ---------------  -----------  -------------  -------------------
05/31/97                                                           775     $   288,122   $   100,000      $     100,000
11/30/96                                                           775         286,246       100,000            100,000
11/30/95                                                           775         277,196       100,000            100,000
11/30/94                                                           775         248,767       100,000            100,000
11/30/93                                                           775         274,293       100,000            100,000

----------------------------------
(1) Excludes accumulated undeclared dividends
(2) See Note 5.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
               -----------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Preferred Income Management Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation on December 21, 1992 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Fund commenced operations on February 19, 1993. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

    PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred-TM- Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred-TM- Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

    OPTION ACCOUNTING PRINCIPLES: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

    REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Board of Directors reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-----------------------------------------------------------------
the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred-TM- Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Common Stock Shareholders as a credit against their own tax liabilities subject to the Fund qualifying as a regulated investment company as described in the following paragraph.

    FEDERAL INCOME TAXES: The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and the differing characterization of distributions made by the Fund.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, DIRECTORS' FEES, ECONOMIC CONSULTING FEE, ADMINISTRATION FEE AND TRANSFER AGENT FEE

    Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.675% of the value of the Fund's average monthly net assets up to $100 million and 0.55% of the value of the Fund's average monthly net assets in excess of $100 million.

    The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
               -----------------------------------------------------------------

    Primark Decision Economics Inc. ("Primark") serves as the Fund's Economic Consultant. The Fund pays Primark an annual fee equal to $45,333 for services provided.

    First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly owned subsidiary of First Data Corporation, serves as the Fund's Administrator and Transfer Agent. As Administrator, Investor Services Group calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for Investor Services Group's services as Administrator, the Fund pays Investor Services Group a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets. Investor Services Group also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for Investor Services Group's services as transfer agent, the Fund pays Investor Services Group a fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

    Chase Manhattan Bank ("Auction Agent") serves as the Fund's Money Market Cumulative Preferred-TM- Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3.  PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of securities for the period ended May 31, 1997, excluding short-term investments, aggregated $74,498,182 and $80,507,025, respectively.

    At May 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $13,039,798 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $798,370.

4.  COMMON STOCK

    At May 31, 1997, 240,000,000 shares of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the six months ended May 31, 1997 and the year ended November 30, 1996.

5.  MONEY MARKET CUMULATIVE PREFERRED-TM- STOCK

    The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On April 30, 1993, the Fund received proceeds from the public offering of 775 shares of Money Market Cumulative Preferred-TM- Stock of $77,500,000 before offering costs of $171,219 and underwriting discounts and commissions paid directly to Lehman Brothers Inc. of $1,356,250. The Money Market Cumulative Preferred-TM- Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred-TM- Stock are cumulative.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-----------------------------------------------------------------

    The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred-TM- Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred-TM- Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

    If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred-TM- Stock, the Fund may be required to make additional distributions to Money Market Cumulative Preferred-TM- Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

    An auction of the Money Market Cumulative Preferred-TM- Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred-TM- Stock Shareholders may also trade shares in the secondary market between auction dates.

    At May 31, 1997, 775 shares of Money Market Cumulative Preferred-TM- Stock were outstanding at the annual rate of 4.35%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure the portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

6.  ORGANIZATION COSTS

    Costs incurred by the Fund in connection with its organization and initial public offering of Common Stock and Money Market Cumulative Preferred-TM- Stock were $32,000 and $31,000, respectively, and are being amortized on a straight-line basis over a five year period beginning February 19, 1993 (the date of the Fund's commencement of investment operations) and April 30, 1993 (the date of the issuance of the Fund's Money Market Cumulative Preferred-TM-Stock), respectively.

7.  PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

    The Fund invests primarily in adjustable and fixed rate preferred securities and related hybrid securities. Under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and at least 25% of its assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. The risks could adversely affect the ability and inclination of companies in

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
               -----------------------------------------------------------------
these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's Rating Group or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade. The Fund may also invest up to 15% of its assets in common stock. The Fund's investment policy regarding debt securities was amended on July 21, 1995. The amended policy allows the Fund to invest up to 35% of its assets collectively in the following: Trust Originated Preferred Securities ("TOPRS"), Monthly Income Preferred Shares ("MIPS"), Quarterly Income Debt Securities ("QUIDS"), Quarterly Income Preferred Shares ("QUIPS"), Canadian Originated Preferred Securities ("COPRS"), and similarly-structured instruments commonly referred to as hybrid or taxable preferreds, subject to the quality standards set forth above.

8.  SPECIAL INVESTMENT TECHNIQUES

    The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts, and options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of May 31, 1997, the Fund owned put options on U.S. Treasury Bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)
----------------------------------------------------------------------

                                                              AVAILABLE TO COMMON STOCK SHAREHOLDERS
                                        ----------------------------------------------------------------------------------
                                                                         NET REALIZED AND         NET INCREASE/(DECREASE)
                    INVESTMENT                NET INVESTMENT          UNREALIZED GAIN/(LOSS)        IN NET
ASSETS FROM
                      INCOME                      INCOME                  ON INVESTMENTS                OPERATIONS
            --------------------------  --------------------------  ---------------------------  -------------------------
 QUARTER                       PER                         PER                          PER                         PER
  ENDED         TOTAL        SHARE*         TOTAL        SHARE*         TOTAL         SHARE*         TOTAL
SHARE*
----------  -------------  -----------  -------------  -----------  --------------  -----------  --------------  ---------
  02/28/95  $   3,872,051   $    0.41   $   2,375,761   $    0.25   $    5,347,446   $    0.57   $    7,723,207  $    0.82
  05/31/95      4,313,481        0.46       2,802,767        0.30       10,268,173        1.09       13,070,940       1.39
  08/31/95      4,097,221        0.44       2,650,438        0.28        1,023,225        0.11        3,673,663       0.39
  11/30/95      3,155,914        0.33       1,700,167        0.18        6,518,497        0.69        8,218,664       0.87
  02/29/96      3,855,411        0.41       2,401,369        0.26       (4,640,103)      (0.49)      (2,238,734)     (0.23)
  05/31/96      3,977,011        0.42       2,566,419        0.27        2,507,033        0.27        5,073,452       0.54
  08/31/96      4,053,096        0.43       2,640,541        0.28       (1,006,421)      (0.11)       1,634,120       0.17
  11/30/96      3,866,169        0.41       2,630,145        0.28        9,915,487        1.05       12,545,632       1.33
  02/29/97      3,553,803        0.38       2,974,735        0.32         (142,290)      (0.02)       2,832,445       0.30
  05/31/97      3,903,421        0.42       3,399,342        0.36        2,349,591        0.25        5,748,933       0.61

------------------------

* Per share of common stock.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                              ADDITIONAL INFORMATION (UNAUDITED)
                                      ------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investor Services Group as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

    The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, Investor Services Group will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If Investor Services Group commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, Investor Services Group will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

    Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to Investor Services Group's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the period ended May 31, 1997, $3,064 in brokerage commissions were incurred.

    The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                         -------------------------------------------------------

    In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

    A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying Investor Services Group in writing, by completing the form on the back of the Plan account statement and forwarding it to Investor Services Group or by calling Investor Services Group directly. A termination will be effective immediately if notice is received by Investor Services Group not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, Investor Services Group will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

    The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from Investor Services Group at 1-800-331-1710.

DIRECTORS

  Martin Brody
  Donald F. Crumrine, CFA
  Robert T. Flaherty, CFA
  David Gale
  Morgan Gust
  Robert F. Wulf, CFA

OFFICERS

  Robert T. Flaherty, CFA
    Chairman of the Board
    and President

  Donald F. Crumrine, CFA
    Vice President
    and Secretary

  Robert M. Ettinger, CFA
    Vice President

  Peter C. Stimes, CFA
    Vice President
    and Treasurer

  Carl D. Johns
    Assistant Treasurer

INVESTMENT ADVISER

  Flaherty & Crumrine Incorporated
  e-mail: flaherty@westworld.com

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
  INCOME MANAGEMENT FUND?

  - If your shares are held in a Brokerage
    Account, contact your Broker.

  - If you have physical possession of your shares in certificate form, contact the Fund's Transfer
    Agent & Shareholder Servicing Agent --
          First Data Investor Services Group, Inc.
              P.O. Box 1376
              Boston, MA 02104
              1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED
INCOME MANAGEMENT FUND INCORPORATED FOR THEIR
INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR
REPRESENTATION INTENDED FOR USE IN THE PURCHASE
OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES
MENTIONED IN THIS REPORT.

3203-SEM

                                     [LOGO]

                                  Semi-Annual
                                     Report

                                  May 31, 1997